SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

                              ------------------
                           Deutsche Global Growth VIP


                                    Class A


EFFECTIVE ON OR ABOUT OCTOBER 3, 2016, THE PROSPECTUS IS SUPPLEMENTED AS
FOLLOWS:

The following information replaces the first two paragraphs under the "Main investments" sub-heading and the disclosure under the "Management process" sub-heading contained in the "PRINCIPAL INVESTMENT STRATEGY" section of the summary section of the fund's prospectus and the "FUND DETAILS" section of the fund's prospectus:


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that portfolio management considers to be "blue chip" companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.


The fund can invest in companies from any country, including countries with emerging economies. The fund's equity investments may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.


MANAGEMENT PROCESS. Portfolio management aims to add value through stock selection. In choosing securities, portfolio management employs a risk-balanced bottom-up selection process to identify companies it believes are well-positioned. Portfolio management utilizes a proprietary investment process designed to identify attractive investments utilizing proprietary research, including regional and sector research, conducted by in-house analysts. The investment process also takes into consideration various valuation metrics to assess the attractiveness of stocks and assists portfolio management in devising allocations among investable securities.


Portfolio management uses analytical tools to actively monitor the risk profile of the portfolio as compared to appropriate benchmarks. Portfolio management will normally sell a stock when its price fully reflects portfolio management's estimate of its fundamental value, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the fund's exposure to a given country or sector.

The following information replaces the existing disclosure contained under the "Portfolio Manager(s)" sub-heading of the "MANAGEMENT" section of the summary section of the fund's prospectus.


SEBASTIAN P. WERNER, PHD, VICE PRESIDENT. Lead Portfolio Manager of the fund. Began managing the fund in 2013.

MARK SCHUMANN, CFA, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2015.

The following information is added under the "WHO MANAGES AND OVERSEES THE FUNDS" heading of the "FUND DETAILS" section of the fund's prospectus:


The Advisor has contractually agreed effective October 1, 2016 through September 30, 2017 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 0.95%. The agreement may only be terminated with the consent of the fund's Board.

The following information replaces the existing disclosure contained under the "MANAGEMENT" heading of the "FUND DETAILS" section of the fund's prospectus.


SEBASTIAN P. WERNER, PHD, VICE PRESIDENT. Lead Portfolio Manager of the fund. Began managing the fund in 2013.
o Joined Deutsche Asset Management in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.


o  Portfolio Manager for Global and US Growth Equities: New York.

o MBA in International Management from the Thunderbird School of Global Management; Masters Degree ("Diplom-Kaufmann") and PhD in Finance ("Dr.rer.pol.") from the European Business School, Oestrich-Winkel.



July 19, 2016
PROSTKR-663

                                                   Deutsche
                                                   Asset Management [DB Logo]

MARK SCHUMANN, CFA, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2015.
o  Joined Deutsche Asset Management in 2003.


o  Portfolio Manager - European Equities: New York.

o  Master's Degree in Finance, University of St. Gallen (HSG), Switzerland.


               Please Retain This Supplement for Future Reference


July 19, 2016

PROSTKR-663
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